December 21, 2006

Supplement

SUPPLEMENT DATED DECEMBER 21, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY REAL ESTATE FUND
Dated March 30, 2006

The following disclosure is hereby inserted at the beginning of the section of the Prospectus entitled ‘‘Shareholder
Information—How to Buy Shares’’:

Effective at the close of business on January 12, 2007, the Fund has suspended offering its shares to new investors, except as follows. The Fund will continue to offer shares (1) through certain retirement plan accounts, (2) to clients of registered investment advisers who currently offer shares of the Fund in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Fund are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley affiliates and their employees and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares to existing shareholders and, as market conditions permit, may recommence offering shares to other new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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